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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1997
                                                         -----------------

                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


         DELAWARE                  33-72806, 33-94784            33-0592719
----------------------------       ------------------        -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                  NUMBERS)             IDENTIFICATION NO.)



                                 6555 KATELLA AVENUE
                                  CYPRESS, CA  90630
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                       ----------------------------------------

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                     Page 1 of 4
                             Exhibit Index appears on Page 4

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Item 5.  Other Events
         ------------

         Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the December 15, 1997 Distribution Date for the Collection Period ending November 30, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                                     (Registrant)


Dated:  December 15, 1997                          By:  RUSSELL JURA
        -----------------                               ------------------
                                                   Name:  Russell Jura
                                                   Title: Assistant Secretary


                                           3


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                               INDEX TO EXHIBITS

 EXHIBIT                                                            METHOD OF
 NUMBER                            EXHIBIT                           FILING
--------                           -------                          ---------
  5.1        Monthly Servicer's Certificate with respect to      Filed Herewith
             the December 15, 1997 Distribution Date for the
             Collection Period ending November 30, 1997.


                                        4